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Exhibit 99.1

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,122,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September [21], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obta ined by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

C-BASS Series 2005-CB6
Total Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$499,698,839.31
Number of Mortgage Loans	3,156
(1)Average Outstanding Principal Balance	$158,332.97	$5,467.96	$1,039,956.67
(1)Average Original Loan Balance	$159,068.36	$9,303.00	$1,040,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio	81.08%	3.63%	124.58%
(1)Weighted Average Loan Rate	7.177%	4.000%	14.990%
(1),(4)Weighted Average Gross Margin	6.032%	2.250%	10.125%
(1),(4),(5)Weighted Average Initial Periodic Cap	3.030%	1.000%	6.000%
(1),(4)Weighted Average Subsequent Periodic Cap	1.090%	1.000%	2.250%
(1),(2),(4),(5)Weighted Average Minimum Interest Rate	6.836%	2.250%	12.500%
(1),(4)Weighted Average Maximum Interest Rate	12.998%	9.500%	19.000%
(1)Weighted Average Original Term to Maturity (months)	345	57	360
(1)Weighted Average Remaining Term to Stated Maturity (months)	340	31	360
(1),(4),(5)Weighted Average Term to Roll (months)	25	1	116
(1),(3),(5)Weighted Average Credit Score	645	451	813

(1)	Average or Weighted Average reflected in Total.
(2)	72.00% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)	99.83% of the Mortgage Loans have Credit Scores.
(4)	Adjustable Rate Mortgage Loans only.
(5)	Non-zero Weighted Average and Minimum value.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	91.91%
	Balloon Payment	8.09%

Lien	First	92.41%
	Second	7.59%

Adjustment Type	Fixed	18.34%
	ARM	81.66%

Payment Type	Actuarial	54.17%
	Interest Only	45.83%
	Simple Interest	0.00%

Index (ARM Loans Only)	6 Month LIBOR	99.61%
	Other Indices	0.39%

Geographic Distribution	California	28.65%
	Florida	17.33%
	Nevada	6.71%
	Virginia	5.26%
	Arizona	4.90%

Largest Zip Code Concentration	33177	0.47%

Sub-prime Loans		51.11%

FHA-VA Loans		0.00%

Seller Financed Loans		1.26%

Loans with Borrower PMI		0.00%

Loans with Prepayment Penalties		85.82%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Principal Balance

Principal Balance Outstanding			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

$ 1 to $50,000	668	$22,496,155.74	4.50%
$ 50,001 to $100,000	574	41,773,483.18	8.36
$100,001 to $150,000	511	63,900,526.90	12.79
$150,001 to $200,000	434	76,012,054.65	15.21
$200,001 to $250,000	337	75,686,763.66	15.15
$250,001 to $300,000	242	65,795,970.92	13.17
$300,001 to $350,000	159	51,728,604.07	10.35
$350,001 to $400,000	109	40,673,759.54	8.14
$400,001 to $450,000	49	20,787,303.87	4.16
$450,001 to $500,000	27	12,905,176.14	2.58
$500,001 to $550,000	11	5,778,620.63	1.16
$550,001 to $600,000	18	10,449,630.08	2.09
$600,001 to $650,000	7	4,350,762.01	0.87
$650,001 to $700,000	5	3,350,168.48	0.67
$700,001 to $750,000	3	2,174,902.77	0.44
$750,001 to $ 800,000	1	795,000.00	0.16
$1,000,001 or greater	1	1,039,956.67	0.21

Total:	3,156	$499,698,839.31	100.00%

Credit Score

Credit Score			% of Aggregate
	Number	Aggregate	Principal Balance of Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Not Available (1)	14	$872,145.65	0.17%
441 to 460	6	1,137,179.63	0.23
461 to 480	21	2,896,661.48	0.58
481 to 500	43	6,594,800.56	1.32
501 to 520	79	10,660,692.86	2.13
521 to 540	101	18,189,776.40	3.64
541 to 560	132	20,536,363.90	4.11
561 to 580	139	25,011,001.14	5.01
581 to 600	224	35,835,613.93	7.17
601 to 620	329	44,738,499.93	8.95
621 to 640	461	63,590,016.29	12.73
641 to 660	393	60,951,997.90	12.20
661 to 680	358	56,513,837.08	11.31
681 to 700	263	41,939,952.72	8.39
701 to 720	212	35,972,747.46	7.20
721 to 740	167	32,864,242.83	6.58
741 to 760	108	21,672,282.01	4.34
761 to 780	68	12,644,797.93	2.53
781 to 800	31	5,972,530.64	1.20
801 to 820	7	1,103,698.97	0.22

Total:	3,156	$499,698,839.31	100.00%

(1)	Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
Original Term to Maturity	of Mortgage	Principal Balance	Mortgage Loans
(months)	Loans	Outstanding	Outstanding

49 to 60	4	$129,658.75	0.03%
61 to 72	1	14,348.35	0.00
73 to 84	1	22,171.19	0.00
85 to 96	2	43,470.81	0.01
97 to 108	1	26,205.56	0.01
109 to 120	19	914,803.88	0.18
121 to 132	1	36,443.65	0.01
133 to 144	6	177,910.48	0.04
145 to 156	2	55,519.30	0.01
157 to 168	1	54,428.26	0.01
169 to 180	783	37,577,564.26	7.52
181 to 192	1	40,501.92	0.01
193 to 204	1	40,073.91	0.01
229 to 240	39	2,603,477.01	0.52
241 to 252	2	100,261.60	0.02
265 to 276	1	45,588.20	0.01
277 to 288	1	49,679.92	0.01
289 to 300	8	464,639.79	0.09
301 to 312	5	378,081.40	0.08
313 to 324	1	138,958.22	0.03
337 to 348	4	353,214.85	0.07
349 to 360	2,272	456,431,838.00	91.34

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
Remaining Term to Stated Maturity	of Mortgage	Principal Balance	Mortgage Loans
(months)	Loans	Outstanding	Outstanding

25 to 36	1	$7,987.33	0.00%
37 to 48	7	146,524.45	0.03
49 to 60	6	156,237.30	0.03
61 to 72	3	109,123.53	0.02
73 to 84	2	64,632.40	0.01
85 to 96	2	47,061.92	0.01
97 to 108	26	1,666,931.45	0.33
109 to 120	8	465,300.46	0.09
121 to 132	4	145,087.77	0.03
133 to 144	4	597,619.06	0.12
145 to 156	3	114,279.56	0.02
157 to 168	15	599,270.59	0.12
169 to 180	747	35,205,485.83	7.05
181 to 192	1	167,231.45	0.03
193 to 204	2	96,858.07	0.02
217 to 228	8	360,379.32	0.07
229 to 240	30	2,051,156.62	0.41
265 to 276	1	51,188.24	0.01
277 to 288	98	7,608,163.52	1.52
289 to 300	6	493,425.63	0.10
301 to 312	7	1,086,441.78	0.22
313 to 324	9	1,494,513.75	0.30
325 to 336	14	1,422,181.92	0.28
337 to 348	29	3,363,126.86	0.67
349 to 360	2,123	442,178,630.50	88.49

Total:	3,156	$499,698,839.31	100.00%

Property Type

Property Type			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Single Family	2,201	$341,872,227.34	68.42%
PUD	497	90,592,340.69	18.13
Condominium	238	30,604,922.36	6.12
2-Family	107	17,492,846.79	3.50
3-Family	49	9,886,027.33	1.98
4-Family	27	6,171,048.38	1.23
Manufactured Housing	22	1,858,081.30	0.37
Townhouse	15	1,221,345.12	0.24

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Occupancy

Occupancy			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Primary	2,932	$466,566,511.09	93.37%
Investment	195	28,291,508.65	5.66
Second Home	29	4,840,819.57	0.97

Total:	3,156	$499,698,839.31	100.00%

Loan Purpose

Loan Purpose			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Purchase	1,874	$269,506,193.57	53.93%
Equity Refinance	1,185	215,756,376.78	43.18
Rate/Term Refinance	97	14,436,268.96	2.89

Total:	3,156	$499,698,839.31	100.00%

Current Mortgage Loan Rate

			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
Range of	of Mortgage	Principal Balance	Mortgage Loans
Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

3.501% to 4.000%	1	$19,465.65	0.00%
4.001% to 4.500%	1	83,504.01	0.02
4.501% to 5.000%	13	2,900,079.81	0.58
5.001% to 5.500%	56	14,555,377.83	2.91
5.501% to 6.000%	287	71,654,849.61	14.34
6.001% to 6.500%	425	100,638,895.18	20.14
6.501% to 7.000%	539	111,421,980.55	22.30
7.001% to 7.500%	318	59,204,212.48	11.85
7.501% to 8.000%	277	46,720,553.62	9.35
8.001% to 8.500%	168	26,831,468.74	5.37
8.501% to 9.000%	150	16,748,258.49	3.35
9.001% to 9.500%	117	9,488,557.27	1.90
9.501% to 10.000%	231	12,700,024.37	2.54
10.001% to 10.500%	135	7,097,734.87	1.42
10.501% to 11.000%	203	10,030,186.78	2.01
11.001% to 11.500%	93	3,678,673.45	0.74
11.501% to 12.000%	66	3,026,064.40	0.61
12.001% to 12.500%	28	1,071,242.63	0.21
12.501% to 13.000%	24	1,115,095.24	0.22
13.001% to 13.500%	6	163,465.87	0.03
13.501% to 14.000%	15	460,844.91	0.09
14.001% to 14.500%	2	64,716.23	0.01
14.501% to 15.000%	1	23,587.32	0.00

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Current Combined Loan-to-Value Ratio

			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
Range of Current	of Mortgage	Principal Balance	Mortgage Loans
Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

0.01% to 10.00%	1	$83,504.01	0.02%
20.01% to 30.00%	6	433,961.33	0.09
30.01% to 40.00%	19	2,161,644.96	0.43
40.01% to 50.00%	46	6,060,560.89	1.21
50.01% to 60.00%	79	12,318,245.62	2.47
60.01% to 70.00%	209	38,885,800.62	7.78
70.01% to 80.00%	1310	276,486,921.93	55.33
80.01% to 90.00%	511	97,169,933.24	19.45
90.01% to 100.00%	952	64,882,016.31	12.98
100.01% to 110.00%	21	943,197.61	0.19
110.01% to 120.00%	1	73,728.93	0.01
120.01% to 130.00%	1	199,323.86	0.04

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Geographic Distribution

State or Territory			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

California	623	$143,157,020.42	28.65%
Florida	604	86,607,684.19	17.33
Nevada	165	33,511,663.20	6.71
Virginia	139	26,267,242.03	5.26
Arizona	158	24,501,179.89	4.90
New York	85	17,151,993.71	3.43
Washington	101	16,000,635.87	3.20
Maryland	73	14,215,749.48	2.84
Oregon	88	11,851,438.89	2.37
Illinois	83	11,155,314.21	2.23
Pennsylvania	91	9,790,350.15	1.96
New Jersey	42	8,396,979.47	1.68
Michigan	84	8,385,722.42	1.68
Georgia	74	7,254,690.59	1.45
Massachusetts	49	6,859,352.37	1.37
North Carolina	59	6,719,532.32	1.34
Colorado	44	6,495,617.21	1.30
Rhode Island	36	5,796,226.45	1.16
Utah	38	5,738,175.97	1.15
Texas	93	5,611,693.93	1.12
Tennessee	49	4,345,920.86	0.87
Missouri	48	4,330,992.77	0.87
Ohio	46	4,010,543.24	0.80
Connecticut	30	3,894,065.79	0.78
Indiana	51	3,652,798.36	0.73
Wisconsin	33	3,222,664.01	0.64
Minnesota	17	2,355,688.64	0.47
Kentucky	22	2,296,981.28	0.46
Idaho	18	2,024,292.54	0.41
Delaware	8	1,842,272.94	0.37
Hawaii	4	1,797,911.12	0.36
South Carolina	12	1,729,069.06	0.35
New Hampshire	12	1,450,991.81	0.29
Alabama	12	1,059,109.07	0.21
District of Columbia	3	786,656.70	0.16
Arkansas	6	740,913.99	0.15
Iowa	8	673,850.04	0.13
Oklahoma	12	665,299.31	0.13
West Virginia	5	544,858.47	0.11
Kansas	5	522,203.49	0.10
Alaska	4	516,298.35	0.10
Maine	3	495,501.07	0.10
New Mexico	8	446,864.72	0.09
Louisiana	3	253,441.29	0.05
Mississippi	2	210,013.63	0.04
South Dakota	1	108,000.00	0.02
Vermont	1	101,080.37	0.02
Wyoming	2	84,432.70	0.02
Nebraska	2	67,860.92	0.01

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Loan Documentation

Documentation Level			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Stated Income	1,441	$243,005,397.01	48.63%
Full Documentation	1,449	224,661,125.99	44.96
No Documentation	150	14,837,182.37	2.97
Limited Documentation	45	9,540,698.79	1.91
Alternate Documentation	70	7,623,559.86	1.53
Streamlined Documentation	1	30,875.29	0.01

Total:	3,156	$499,698,839.31	100.00%

Performance Status

Performance Status			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

Current	3,156	$499,698,839.31	100.00%

Total:	3,156	$499,698,839.31	100.00%

Prepayment Penalty Term

Prepayment Penalty Term			% of Aggregate
	Number	Aggregate	Principal Balance of the Total
	of Mortgage	Principal Balance	Mortgage Loans
	Loans	Outstanding	Outstanding

6 months	22	$4,037,079.20	0.81%
12 months	205	39,360,489.72	7.88
20 months	1	255,655.31	0.05
24 months	1,365	254,312,269.03	50.89
25 months	1	344,000.00	0.07
30 months	7	1,048,465.40	0.21
35 months	1	192,319.09	0.04
36 months	736	119,035,788.64	23.82
60 months	77	10,256,228.23	2.05
No Prepayment Penalty	741	70,856,544.69	14.18

Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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